Exhibit 99.1

Earthstone Energy, Inc. Reports Second Quarter 2017 Results

The Woodlands, Texas, August 9, 2017 – Earthstone Energy, Inc. (NYSE: ESTE) (“Earthstone”, the “Company”, “we” or “us”), today announced financial and operating results for the three and six month periods ended June 30, 2017.

Second Quarter 2017 Highlights

•	Closed Bold Transaction on May 9, 2017
•	Average daily production of 7,932 Boepd
•	Total revenue of $25.8 million
•	Adjusted EBITDAX(1) of $15.0 million

(1)See “Reconciliation of Non-GAAP Financial Measure” section below.

Selected Financial Data (unaudited)

($000s except where noted)	Three Months Ended June 30,		Six Months Ended June 30,
	2017(3)	2016(4)	2017(3)	2016(4)
Total Revenue	25,777	9,777	41,120	16,587
Net Loss	(54,967)	(11,172)	(54,238)	(17,593)
Net Loss Per Share (Basic and Diluted)(1)	(0.75)	(0.69)	(0.73)	(1.17)
Adjusted EBITDAX(2)	14,984	4,782	21,121	7,230
Production:
Oil (MBbls)	480	201	737	406
Gas (MMcf)	729	545	1361	1030
NGL (MBbls)	120	50	184	90
Total (MBoe)	721	343	1148	668
Average Daily Production (Boepd)	7,932	3,759	7,602	3,688
Average Prices:
Oil ($/Bbl)	44.88	40.28	46.23	33.60
Gas ($/Mcf)	2.92	1.87	2.81	1.90
NGL ($/Bbl)	17.39	13.18	17.47	11.01
Total ($/Boe)	35.71	28.58	35.82	24.85
Adj. for Realized Derivatives Settlements:
Oil ($/Bbl)	45.67	43.65	46.32	39.98
Gas ($/Mcf)	2.84	2.10	2.96	2.11
NGL ($/Bbl)	17.39	13.18	17.47	11.01
Total ($/Boe)	36.15	30.94	35.59	29.04

(1)	Net loss per common share attributable to Earthstone Energy, Inc. common stockholders.
(2)	See “Reconciliation of Non-GAAP Financial Measure” section below.
(3)	Includes the transaction with Bold Energy III, LLC on May 9, 2017.
(4)	Includes the acquisition of Lynden Energy Corp. on May 18, 2016.

Impairments to Oil and Natural Gas Properties

For the three and six months ended June 30, 2017, the Company recorded non-cash impairment charges of $63.0 million to its proved oil and natural gas properties and $3.6 million to its unproved oil and natural gas properties.  This was a direct result of significant downward strip price changes at June 30, 2017 compared to December 31, 2016.

Financial Position

As of June 30, 2017, the Company had $16.7 million in cash and $70 million outstanding under its credit facility with borrowing base of $150 million.

Management Comments

Frank A. Lodzinski, President and Chief Executive Officer of Earthstone Energy, Inc., commented, “As previously announced, we successfully closed our business combination with Bold Energy III LLC on May 9th and our integration of the companies is complete. Our production for the second quarter was over 7,900 Boepd and on a combined pro forma basis was approximately 10,600 Boepd.  In April, we initiated drilling and completion operations on our operated Midland Basin and Eagle Ford acreage. We intend to begin our Midland completion program later this month.  Our Midland Basin position now totals approximately 27,000 net acres and we are excited about the production results we are seeing in our newer wells, which are meeting or exceeding our targeted type curves. We will continue to focus our efforts on the development of our acreage in the Midland Basin and will continue to pursue additional opportunities to further expand our position.”

Conference Call Details

Earthstone is hosting a conference call on Thursday, August 10, 2017 at 11:00 a.m. Eastern (10:00 a.m. Central) to discuss its second quarter 2017 results and current operations.  Investors and analysts are invited to participate in the call by dialing 877-407-8035 for domestic calls or 201-689-8035 for international calls, in both cases asking for the Earthstone conference call.

A replay of the call will be available on the Company’s website and by telephone until 11:00 a.m. Eastern (10:00 a.m. Central), Thursday, August 24, 2017.  The number for the replay is 877-481-4010 for domestic calls or 919-882-2331 for international calls, using Replay ID: 19392.

About Earthstone

Earthstone Energy, Inc. is a growth-oriented, independent energy company engaged in developing and operating oil and gas properties.  The Company’s primary assets are located in the Midland Basin of west Texas, the Eagle Ford trend of south Texas, and the Williston Basin of North Dakota.  Earthstone is listed on the New York Stock Exchange under the symbol “ESTE.” For more information, visit the Company’s website at www.earthstoneenergy.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected benefits of the recently completed business combination with Bold Energy III LLC (the “Transaction”) to Earthstone and its stockholders, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: Earthstone’s ability to integrate its combined operations of the Transaction successfully and achieve anticipated benefits from it; risks relating to any unforeseen liabilities of the combined company; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of further impairment write-downs; risks related to the level of indebtedness and periodic redeterminations of the borrowing base under Earthstone’s credit agreement; Earthstone’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the ability to successfully complete any potential asset dispositions and the risks related thereto; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; Earthstone’s ability to replace oil and natural gas reserves; and any loss of senior management or technical personnel. Earthstone’s annual report on Form 10-K for the year ended December 31, 2016, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. Earthstone undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

Contact

Scott Thelander

Director of Finance

Earthstone Energy, Inc.

1400 Woodloch Forest Drive, Suite 300

The Woodlands, TX 77380

281-298-4246

EARTHSTONE ENERGY, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited) (In thousands, except share amounts)

	June 30,	December 31,
ASSETS	2017	2016
Current assets:
Cash	$16,671	$10,200
Accounts receivable:
Oil, natural gas, and natural gas liquids revenues	16,078	13,998
Joint interest billings and other, net of allowance of $163 at both June 30, 2017 and December 31, 2016	9,681	2,698
Derivative asset	1,870	—
Prepaid expenses and other current assets	1,366	446
Total current assets	45,666	27,342

Oil and gas properties, successful efforts method:
Proved properties	626,481	363,072
Unproved properties	290,290	51,723
Land	4,547	—
Total oil and gas properties	921,318	414,795

Accumulated depreciation, depletion and amortization	(163,043)	(145,393)
Net oil and gas properties	758,275	269,402

Other noncurrent assets:
Goodwill	17,620	17,620
Office and other equipment, net of accumulated depreciation of $2,340 and $1,600 at June 30, 2017 and December 31 2016, respectively	1,321	1,479
Derivative asset	190	—
Other noncurrent assets	1,039	669
TOTAL ASSETS	$824,111	$316,512
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$23,837	$11,927
Revenues and royalties payable	11,343	10,769
Accrued expenses	13,940	5,392
Derivative liability	150	4,595
Advances	4,007	4,542
Current portion of long-term debt	1,665	1,604
Total current liabilities	54,942	38,829

Noncurrent liabilities:
Long-term debt	71,840	12,693
Asset retirement obligation	6,692	6,013
Derivative liability	12	1,575
Deferred tax liability	16,311	15,776
Other noncurrent liabilities	156	169
Total noncurrent liabilities	95,011	36,226

Commitments and Contingencies (Note 13)

Equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, no shares authorized; none issued or outstanding at June 30, 2017 and 100,000,000 shares authorized; 22,289,177 issued and 22,273,820 outstanding at December 31, 2016	—	23
Class A Common stock, $0.001 par value, 200,000,000 shares authorized; 22,906,806 issued and 22,891,449 outstanding at June 30, 2017 and none issue or outstanding at December 31, 2016	23	—
Class B Common Stock, $0.0001 par value, 50,000,000 shares authorized; 36,070,828 shares issued and outstanding at June 30, 2017; none issued or outstanding at December 31, 2016	36	—
Additional paid-in capital	462,098	454,202
Accumulated deficit	(228,702)	(212,308)
Treasury stock, 15,357 shares at both June 30, 2017 and December 31, 2016	(460)	(460)
Total Earthstone Energy, Inc. equity	232,995	241,457
Noncontrolling interest	441,163	—
Total equity	674,158	241,457

TOTAL LIABILITIES AND EQUITY	$824,111	$316,512

EARTHSTONE ENERGY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited) (In thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
REVENUES
Oil	$21,563	$8,097	$34,082	$13,636
Natural gas	2,131	1,016	3,825	1,959
Natural gas liquids	2,083	664	3,213	992
Total revenues	25,777	9,777	41,120	16,587

OPERATING COSTS AND EXPENSES
Lease operating expense	5,243	3,341	9,582	6,500
Severance taxes	1,327	514	2,117	896
Rig idle and termination expense	—	3,790	—	5,059
Impairment expense	66,648	—	66,648	—
Depreciation, depletion and amortization	10,039	5,598	17,928	11,103
General and administrative expense	5,738	1,990	9,230	4,676
Stock-based compensation	1,647	561	2,958	561
Transaction costs	3,764	283	4,567	795
Accretion of asset retirement obligation	154	133	306	261
Exploration expense	1	—	1	5
Total operating costs and expenses	94,561	16,210	113,337	29,856

Gain on sale of oil and gas properties	1,691	—	1,691	—

Loss from operations	(67,093)	(6,433)	(70,526)	(13,269)

OTHER INCOME (EXPENSE)
Interest expense, net	(633)	(370)	(970)	(593)
Write-off of deferred financing costs	(526)	—	(526)	—
Gain (loss) on derivative contracts, net	3,340	(4,228)	7,800	(3,463)
Other income (expense), net	31	45	32	(82)
Total other income (expense)	2,212	(4,553)	6,336	(4,138)

Loss before income taxes	(64,881)	(10,986)	(64,190)	(17,407)
Income tax benefit (expense)	9,914	(186)	9,952	(186)
Net loss	(54,967)	(11,172)	(54,238)	(17,593)

Less: Net loss attributable to noncontrolling interest	(37,844)	—	(37,844)	—

Net loss attributable to Earthstone Energy, Inc.	$(17,123)	$(11,172)	$(16,394)	$(17,593)

Net loss per common share attributable to Earthstone Energy, Inc.:
Basic and diluted	$(0.75)	$(0.69)	$(0.73)	$(1.17)

Weighted average common shares outstanding:
Basic and diluted	22,728,011	16,121,568	22,503,750	14,978,348

EARTHSTONE ENERGY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited) (In thousands)

	For the Six Months Ended June 30,
	2017	2016
Cash flows from operating activities:
Net loss	$(54,238)	$(17,593)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Impairment of proved and unproved oil and gas properties	66,648	—
Depreciation, depletion and amortization	17,928	11,103
Accretion of asset retirement obligations	306	261
Gain on sale of oil and gas properties	(1,691)	—
Rig idle and termination expense	—	5,059
Total (gain) loss on derivative contracts, net	(7,800)	3,463
Operating portion of net cash (paid) received in settlement of derivative contracts	(267)	2,797
Stock-based compensation	2,958	561
Deferred income taxes	(9,952)	—
Write-off of deferred financing costs	526	—
Amortization of deferred financing costs	137	142
Changes in assets and liabilities:
Decrease in accounts receivable	3,233	4,414
Increase in prepaid expenses and other current assets	(522)	(132)
Decrease in accounts payable and accrued expenses	(3,148)	(6,634)
Decrease in revenues and royalties payable	(1,905)	(780)
Decrease in advances	(535)	(14,792)
Net cash provided by (used in) operating activities	11,678	(12,131)
Cash flows from investing activities:
Bold Contribution Agreement, net of cash acquired	(55,609)	—
Lynden Arrangement, net of cash acquired	—	(31,334)
Additions to oil and gas properties	(10,048)	(6,749)
Additions to office and other equipment	(103)	(44)
Proceeds from sales of oil and gas properties	2,416	—
Net cash used in investing activities	(63,344)	(38,127)
Cash flows from financing activities:
Proceeds from borrowings	70,000	36,597
Repayments of borrowings	(10,792)	(37,788)
Issuance of common stock, net of offering costs of $2.7 million	—	47,125
Deferred financing costs	(1,071)	(70)
Net cash provided by financing activities	58,137	45,864
Net increase (decrease) in cash and cash equivalents	6,471	(4,394)
Cash at beginning of period	10,200	23,264
Cash at end of period	$16,671	$18,870
Supplemental disclosure of cash flow information
Cash paid for:
Interest	$740	$416
Non-cash investing and financing activities:
Class B Common stock issued in Bold Contribution Agreement	$489,842	$—
Class A Common stock issued in Bold Contribution Agreement	$2,037	$—
Common stock issued in Lynden Arrangement	$—	$45,699
Accrued capital expenditures	$27,054	$5,111
Asset retirement obligations	$21	$94
Promissory Note	$—	$5,059

Earthstone Energy, Inc.
Reconciliation of Non-GAAP Financial Measure
Unaudited

Non-GAAP Financial Measure

The non-GAAP financial measure of Adjusted EBITDAX, as calculated by us below, is intended to provide readers with meaningful information that supplements our financial statements prepared in accordance with GAAP (Accounting Principles Generally Accepted in the U.S.). This disclosure may not be comparable to similarly titled measures used by other companies. Further, this non-GAAP measure should only be considered in conjunction with financial statements and disclosures prepared in accordance with GAAP and should not be considered in isolation or as a substitute for GAAP measures, such as net income or loss, operating income or loss, or any other GAAP measure of financial position or results of operations.

I. Adjusted EBITDAX

Adjusted EBITDAX is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis.  We define “Adjusted EBITDAX” as net income (loss) plus, when applicable, (gain) loss on sale of assets; accretion; impairment expense; depletion, depreciation and amortization; interest expense; interest income; transaction costs; exploration expense; rig idle expense; unrealized (gain) loss on derivatives; stock based compensation; and income tax (benefit) expense.

Our Adjusted EBITDAX should not be considered an alternative to net income (loss), operating income (loss), cash flow provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP.  Our Adjusted EBITDAX may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDAX in the same manner.

The following table provides a reconciliation of net income (loss) to Adjusted EBITDAX for the periods indicated:

($000s)	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net loss	(54,967)	(11,172)	(54,238)	(17,593)
Accretion	154	133	306	261
Impairment expense	66,648	--	66,648	--
Depletion, depreciation and amortization	10,039	5,598	17,928	11,103
Interest expense, net	633	370	970	593
Transaction costs	3,764	283	4,567	795
Rig idle and termination expense	--	3,790	--	5,059
Exploration	1	--	1	5
Unrealized (gain) loss on derivative contracts	(3,021)	5,033	(8,067)	6,260
Non-cash stock based compensation	1,647	561	2,958	561
Income tax (benefit) expense	(9,914)	186	(9,952)	186
Adjusted EBITDAX	14,984	4,782	21,121	7,230